UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 1, 2015

E. I. du Pont de Nemours and Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-815	51-0014090
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

974 Centre Road
Wilmington, Delaware 19805
(Address of principal executive offices)

Registrant’s telephone number, including area code:   (302) 774-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry Into a Material Definitive Agreement.

Agreements with The Chemours Company

Effective as of prior to the opening of trading on the New York Stock Exchange on July 1, 2015, E. I. du Pont de Nemours and Company (the “Company”), completed the previously announced separation of the businesses comprising its Performance Chemicals segment into a separate and independent public company by way of a distribution of the Chemours Company ("Chemours") through a pro rata dividend in-kind of all the then outstanding shares of Chemours' common stock par value $0.01 to holders of the Company's common stock, par value $0.30 per share as of 5:00 p.m. ET on June 23, 2015 (the "Separation"). In connection with the Separation, the Company entered into certain agreements with Chemours.

Separation Agreement

The Company and Chemours entered into a Separation Agreement, dated June 26, 2015 that sets forth, among other things, the agreements between the Company and Chemours regarding the principal transactions necessary to effect the Separation. It also sets forth other agreements that govern certain aspects of the Company's ongoing relationship with Chemours after the completion of the Separation. The description of the Separation Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Separation Agreement attached hereto as Exhibit 2.1.

Tax Matters Agreement

The Company and Chemours entered into a Tax Matters Agreement, dated June 26, 2015 with effect from July 1, 2015, that governs the parties’ respective rights, responsibilities and obligations with respect to tax liabilities and benefits, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings and other matters regarding taxes. In general, under the agreement, the Company will be responsible for any U.S. federal, state and local taxes (and any related interest, penalties or audit adjustments) reportable on a consolidated, combined or unitary return that includes the Company or any of its subsidiaries (and Chemours and/or any of its subsidiaries) for any periods or portions thereof ending on or prior to the date of the Separation and Chemours will be responsible for any U.S. federal, state, local and foreign taxes (and any related interest, penalties or audit adjustments) that are imposed on Chemours and/or any of its subsidiaries for all tax periods, whether before or after the date of the distribution. Neither party’s obligations under the agreement will be limited in amount or subject to any cap. Additionally, Chemours will generally agree to indemnify DuPont and its affiliates against any and all tax-related liabilities incurred by them relating to the distribution and certain other aspects of the separation to the extent caused by an acquisition of Chemours’ stock or assets or by certain other action undertaken by Chemours. The description of the Tax Matters Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Tax Matters Agreement attached hereto as Exhibit 2.2.

Item 2.01     Completion of Acquisition or Disposition of Assets.

On July 1, 2015, the Company effected the distribution and completed the Separation of Chemours from the Company. Chemours is now an independent public company and will commence trading "regular way" under the symbol “CC” on the New York Stock Exchange on July 1, 2015. Prior to the commencement of trading on July 1, 2015, the shareholders of record of the Company as of the close of business on June 23, 2015 (the "Record Date") received one share of Chemours common stock for every five shares of the Company's common stock held as of the Record Date. The Company did not issue fractional shares of Chemours' common stock in the distribution. The Company’s stockholders received cash in lieu of fractional shares.

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
           In connection with the completion of the Separation, Mark P. Vergnano (Executive Vice President) resigned from his position at the Company, effective as of immediately prior to the Separation.

Item 7.01	Regulation FD Disclosure

On July 8, 2015, the Company made available on the Investor Relations section of its website at www.dupont.com, the reconciliations of certain impacts from the separation of its Performance Chemicals segment on GAAP and Non-GAAP measures for the three-month period ended March 31, 2015 and the twelve-month periods ended December 31, 2014, 2013 and 2012.

A copy of the reconciliations is attached hereto as Exhibit 99.3.  The information contained in Item 7.01, including Exhibit 99.3, of this report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and it will not be incorporated by reference into any registration statement or other document filed by the Registrant under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On July 1, 2015, the Company issued a press release announcing the completion of the Separation. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

Unaudited pro forma consolidated financial information of the Company giving effect to the Separation required by Article 11 of Regulation S-X is attached hereto as Exhibit 99.2.

(d) Exhibits

Exhibit Number	Description

2.1	Separation Agreement by and between E. I. du Pont de Nemours and Company and The Chemours Company. *

2.2	Tax Matters Agreement by and between E. I. du Pont de Nemours and Company and The Chemours Company.

99.1	Press release of E. I. du Pont de Nemours and Company, dated July 1, 2015.

99.2	Unaudited pro forma consolidated financial information.

99.3	Reconciliations of certain Non-GAAP measures **

* DuPont hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to such agreement to the U.S. Securities and Exchange Commission upon request.

** Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E. I. DU PONT DE NEMOURS AND COMPANY
(Registrant)

/s/ Barry J. Niziolek
Barry J. Niziolek
Vice President and Controller

July 8, 2015

Exhibit Index

Exhibit Number	Description

2.1	Separation Agreement by and between E. I. du Pont de Nemours and Company and The Chemours Company. *

2.2	Tax Matters Agreement by and between E. I. du Pont de Nemours and Company and The Chemours Company.

99.1	Press release of E. I. du Pont de Nemours and Company, dated July 1, 2015.

99.2	Unaudited pro forma consolidated financial information

99.3	Reconciliations of certain Non-GAAP measures **

* DuPont hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to such agreement to the U.S. Securities and Exchange Commission upon request.

** Furnished herewith.